SCHEDULE 14 INFORMATION


Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                     ASYST CORPORATION
         (Name of Registrant as Specified in its Charter)

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(1)  Title of each class of securities to which transaction applies:  N/A.

(2)  Aggregate number of securities to which transaction applies:  N/A.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4)  Proposed maximum aggregate value of transaction:  N/A.

(5)  Total fee paid:  N/A.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:  $0.

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Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Bradley C. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                             ASYST CORPORATION
                         6170 South 380 West, #150
                            Murray, Utah 84107

                          INFORMATION STATEMENT

               WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND A PROXY

                               INTRODUCTION

          This Information Statement is being furnished to our stockholders (Asyst Corporation, a Utah corporation [the "Company," "Asyst," "we", "our" or "us" or words or similar import]), regarding amendments to our Articles of Incorporation that will allow our Board of Directors to change our name and effect a re-capitalization by forward or reverse split without shareholder approval; and that will allow our stockholders to take action by written consent of less than all of the stockholders.

          These amendments have been unanimously adopted by our Board of Directors, and Michael Vardakis, our Secretary-Treasurer, has tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for December 5, 2003, as outlined in the Notice of Special Meeting of Stockholder attached hereto as Appendix A. Mr. Vardakis owns 295,644 shares or approximately 65.8% of our outstanding voting securities. No other votes are required or necessary to adopt these amendments, if he votes in favor thereof, and none are being solicited hereunder. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

          These amendments to our Articles of Incorporation are as follows:

           APPROXIMATE DATE OF MAILING: November 24, 2003.

                            ARTICLE XIII
        RE-CAPITALIZATIONS AFFECTING OUTSTANDING SECURITIES

          The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

                            ARTICLE XIV
     AUTHORITY OF THE BOARD OF DIRECTORS TO CHANGE CORPORATE NAME

          The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

                              Article XV
                   STOCKHOLDER ACTION WITHOUT MEETING

         Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were entitled to be present and to vote.

          These are the only matters covered by this Information Statement.

                        REASONS FOR AMENDMENTS

          With the exception of the following, our Articles of Incorporation remain substantially unchanged:

Board of Director Authority to Effect Re-Capitalizations in the Form of Forward and Reverse Splits of our Outstanding Securities.
---------------------------------------------------------

          Our Board of Directors believes that with the present volatility in the trading prices of many low priced securities like ours in today's securities markets, that the power to effect re-capitalizations that can deal with these issues in a fast and efficient manner is necessary. Also, if shareholder approval is not required of such actions, the time, cost and expense associated with a re-capitalization can be substantially eliminated.

Authority of the Board of Directors to Change our Company's Name.
-----------------------------------------------------------------

          We do not have any present name change in mind, but with the present limited business operations of our Company, it is possible that we may change our focus or direction; it is believed that such a provision in our Articles of Incorporation will save additional time and expense in the future, in such event.

Stockholder Action Without a Meeting.
-------------------------------------
        The new Article XV regarding taking action without a meeting by stockholders is very important to us. Until 1992, Utah Law required that any action taken by stockholders without a meeting must have been approved by all of the stockholders of any class entitled to vote at the meeting unless the Articles of Incorporation provided otherwise. In 1992, Utah Law was amended to allow this action by any corporation formed after the adoption of these amendments, and any corporation formed prior to these amendments if the proposal was submitted to a vote of the corporation's stockholders. This provision of Utah Law is not believed to be conducive to conducting the business of a publicly-held company like our Company. With the proposed amended Article XV provision, we could solicit a limited number of consents (less than 10) for a particular action requiring a vote of our stockholders to ensure its adoption without going to the expense of a proxy statement, and then advise the stockholders of the approval and effective date of the action in an information statement filed with the Securities and Exchange Commission and then mailed to our stockholders.

                            DISSENTERS' RIGHTS

          There are no dissenters' rights applicable to the amendments to our Articles of Incorporation.

           INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to our Articles of Incorporation which is not shared by all other stockholders.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

          The securities that would have been entitled to vote if a meeting was required to have been held regarding these amendments to our Articles of Incorporation consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on November 24, 2003, the record date for determining our stockholders who would have been entitled to notice of and to vote on the amendments to our Articles of Incorporation, was 449,132.

Security Ownership of Principal Holders and Management.
-------------------------------------------------------

          The following table sets forth certain information as of November 24, 2003, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares owned. The information presented is based upon 1,608,422 outstanding shares of common stock.

Name                           Positions Held       Shares Owned       %
----                           --------------       ------------      ---

Bob Hall                       President &              -0-
5435 Dunbarton Dr              Director
Salt Lake City, UT 84117

Michael Vardakis               Secretary,             295,644         65.8%
234 7th Ave.                   Treasurer &
Salt Lake City, UT 84103       Director

Matthew C. Lords               Director                 -0-
2002 South Laurelhurst Dr.
Salt Lake City, Utah 84108

Terry S. Pantelakis            Stockholder             44,000          9.7%
3000 Connor #31
Salt Lake City, Utah 84109

Angelo Vardakis                Stockholder             44,000          9.7%
626 E. 1300 South
Salt Lake City, Utah 84105

Totals:                                               383,644         85.2%

                AMENDMENTS TO THE ARTICLES OF INCORPORATION
                      AND VOTE REQUIRED FOR APPROVAL

Utah Law.
-----------

          Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

          Resolutions to effect these amendments were unanimously adopted by our Board of Directors, and Michael Vardakis, our Secretary-Treasurer, has tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for December 5, 2003, as outlined in the Notice of Special Meeting of Stockholder attached hereto as Appendix A. Mr. Vardakis owns 295,644 shares or approximately 65.8% of our outstanding voting securities. No other votes are required or necessary to adopt these amendments, if he votes in favor thereof, and none are being solicited hereunder.

                              BY ORDER OF THE BOARD OF DIRECTORS


November 24, 2003             Bob Hall

                           APPENDIX A

                        ASYST CORPORATION.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    TO BE HELD December 5, 2003

TO ALL STOCKHOLDERS:

          NOTICE is hereby given that a special meeting of the stockholders of Asyst Corporation, a Utah corporation (the "Company"), will be held at 6170 South 380 West, #150, Murray, Utah, 84107 on December 5, 2003, at 11:00 a .m. Mountain Daylight Time, (hereinafter, the "Meeting").

          The Meeting will be held for the following purposes:

          1. To amend the Articles of Incorporation of our Company as follows:

          (i) The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

            (ii) The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

            (iii) Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were entitled to be present and to vote.


          2. To transact any other business that may properly come before the Meeting.

          As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

          Only stockholders of record at the close of business on November 24, 2003, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

          No Proxies are being solicited.

          Resolutions to effect these amendments were unanimously adopted by our Board of Directors, and Michael Vardakis, our Secretary-Treasurer, has tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for December 5, 2003, as outlined in the Notice of Special Meeting of Stockholder attached hereto as Appendix A. Mr. Vardakis owns 295,644 shares or approximately 65.8% of our outstanding voting securities. No other votes or consents are required or necessary to effect the amendments, assuming all of the Majority Stockholders vote in favor of these amendments.


                                   By Order of the Board of Directors


                                   Bob Hall
                                   President
November 24, 2003
Salt Lake City, Utah